                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement     [_]  CONFIDENTIAL, FOR USE OF THE
                                          COMMISSION ONLY (AS PERMITTED BY
                                          RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         Pinnacle Bankshares Corporation
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

                                     [Logo]












         Dear Fellow Shareholders:

                  You are cordially invited to attend the 2002 Annual Meeting of Shareholders of Pinnacle Bankshares Corporation, the holding company for The First National Bank of Altavista. The meeting will be held on Tuesday, April 9, 2002, at 11:30 a.m. at the Fellowship Hall of Altavista Presbyterian Church, located at 707 Broad Street, Altavista, Virginia. The accompanying Notice and Proxy Statement describe the matters to be presented at the meeting. Enclosed is our 2001 Annual Report to Shareholders that will be reviewed at the Annual Meeting.

                  Please complete, sign, date and return the enclosed proxy card as soon as possible. Whether or not you will be able to attend the Annual Meeting, it is important that your shares be represented and your vote recorded. Your proxy may be revoked at any time before it is voted at the Annual Meeting.

                  We appreciate your continuing loyalty and support of The First National Bank of Altavista and Pinnacle Bankshares Corporation.


                                                      Sincerely,


                                                      /s/ Robert H. Gilliam, Jr.
                                                      Robert H. Gilliam, Jr.
                                                      President &
                                                      Chief Executive Officer

         Altavista, Virginia
         March 7, 2002

                         Pinnacle Bankshares Corporation
                                622 Broad Street
                            Altavista, Virginia 24517


                   ___________________________________________

                  NOTICE OF 2002 ANNUAL MEETING OF SHAREHOLDERS

                   ___________________________________________


                            TO BE HELD APRIL 9, 2002

         The 2002 Annual Meeting of Shareholders of Pinnacle Bankshares Corporation will be held at the Fellowship Hall of Altavista Presbyterian Church, located at 707 Broad Street, Altavista, Virginia, on Tuesday, April 9, 2002, at 11:30 a.m. for the following purposes:

           1. To elect four Class II directors to serve until the 2005 Annual Meeting of Shareholders, as described in the Proxy Statement accompanying this notice.

           2. To transact such other business as may properly come before the meeting or any adjournment thereof.

         Shareholders of record at the close of business on February 22, 2002, are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

                                              By Order of the Board of Directors



                                              /s/ Bryan M. Lemley
                                              Bryan M. Lemley
                                              Secretary

March 7, 2002

                                IMPORTANT NOTICE

         Please complete, sign, date and return the enclosed proxy card in the accompanying postage paid envelope so that your shares will be represented at the meeting. Shareholders attending the meeting may personally vote on all matters which are considered, in which event the signed proxies are revoked.

                         Pinnacle Bankshares Corporation
                                622 Broad Street
                            Altavista, Virginia 24517

                                 PROXY STATEMENT
                       2002 ANNUAL MEETING OF SHAREHOLDERS
                                  April 9, 2002

                                     GENERAL

         The following information is furnished in connection with the solicitation by and on behalf of the Board of Directors of the enclosed proxy to be used at the 2002 Annual Meeting of Shareholders (the "Annual Meeting") of Pinnacle Bankshares Corporation (the "Company") to be held Tuesday, April 9, 2002, at 11:30 a.m. at the Fellowship Hall of Altavista Presbyterian Church, located at 707 Broad Street, Altavista, Virginia. The approximate mailing date of this Proxy Statement and accompanying proxy is March 7, 2002.

Revocation and Voting of Proxies

         Execution of a proxy will not affect a shareholder's right to attend the Annual Meeting and to vote in person. Any shareholder who has executed and returned a proxy may revoke it by attending the Annual Meeting and requesting to vote in person. A shareholder may also revoke his proxy at any time before it is exercised by filing a written notice with the Company or by submitting a proxy bearing a later date. Proxies will extend to, and will be voted at, any properly adjourned session of the Annual Meeting. If a shareholder specifies how the proxy is to be voted with respect to any proposals for which a choice is provided, the proxy will be voted in accordance with such specifications. If a shareholder fails to specify with respect to such proposals, the proxy will be voted FOR proposal 1, as set forth in the accompanying notice and further described herein.

Voting Rights of Shareholders

         Only those shareholders of record at the close of business on February 22, 2002, are entitled to notice of and to vote at the Annual Meeting, or any adjournments thereof. The number of shares of common stock of the Company outstanding and entitled to vote at the Annual Meeting is 1,453,203. The Company has no other class of stock outstanding. A majority of the votes entitled to be cast, represented in person or by proxy, will constitute a quorum for the transaction of business. Each share of Company common stock entitles the record holder thereof to one vote upon each matter to be voted upon at the Annual Meeting.

         With regard to the election of directors, votes may be cast in favor or withheld. If a quorum is present, the nominees receiving a plurality of the votes cast at the Annual Meeting will be elected directors; therefore, votes withheld will have no effect. Thus, although abstentions and broker non-votes (shares held by customers which may not be voted on certain matters because the broker has not received specific instructions from the customer) are counted for purposes of determining the presence or absence of a quorum for the transaction of business, they are generally not counted for purposes of determining whether a proposal has been approved and, therefore, have no effect.

Solicitation of Proxies

         The cost of solicitation of proxies will be borne by the Company. Solicitations will be made only by the use of the mails, except that officers and regular employees of the Company and The First National Bank of Altavista (the "Bank") may make solicitations of proxies by telephone, telegram, special letter, or by special call, acting without compensation other than their regular compensation. It is contemplated that brokerage houses and other nominees, custodians, and fiduciaries will be requested to forward the Company's proxy soliciting material to the beneficial owners of the stock held of record by such persons, and the Company will reimburse them for their charges and expenses in connection with this activity.

Securities Ownership of Certain Beneficial Owners

         The following table sets forth the beneficial ownership of the Company's common stock, as of the date of this Proxy Statement, for each director, director nominee certain executive officers and for all directors, director nominees and executive officers as a group. To the Company's knowledge, no shareholder of the Company owns 5% or more of the outstanding common stock.

                                                                                          Ownership as a
                                                                                          Percentage of
                                                  Amount and Nature of                     Common Stock
        Name                                   Beneficial Ownership (1)(2)                 Outstanding
        ----                                   ---------------------------                 -----------
     A. Willard Arthur                                 2,003                                    *
     Alvah P. Bohannon, III                            4,148                                    *
     James E. Burton, IV                              11,094 (3)                                *
     John P. Erb                                       4,299 (4)                                *
     Robert H. Gilliam, Jr.                           20,041 (5)                              1.23%
     R. B. Hancock, Jr.                                4,223 (6)                                *
     James P. Kent, Jr.                               21,235 (7)                              1.46%
     Warren G. Lowder                                  1,200                                    *
     Percy O. Moore                                    3,402 (8)                                *
     William F. Overacre                                 600                                    *
     Herman P. Rogers, Jr.                             3,345 (8)                                *
     Carroll E. Shelton                               13,121 (9)                                *
     John L. Waller                                    4,191 (10)                               *

All directors, director nominees and executive
   officers as a group (13 persons)                   92,902                                  6.39%

----------------------
* Less than 1.0%, based on total outstanding shares of 1,453,203 shares as of the date of this Proxy Statement.

(1) For purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 of the Securities Exchange Act of 1934 under which, in general, a person is deemed to be the beneficial owner of a security if he has or shares the power to vote or direct the voting of the security or the power to dispose of or direct the disposition of the security, or if he has the right to acquire beneficial ownership of the security within sixty days.
(2) Includes shares held by affiliated corporations, close relatives and children, and shares held jointly with spouses or as custodians or trustees for children.

(3) 681 of the reported shares held solely in spouse's name and 7,370 shares held as custodian for minor children.
(4) 4,279 of the reported shares held jointly with spouse and 20 of the reported shares held in name of majority child living at home.
(5) Includes 9,600 shares that Mr. Gilliam has the option to purchase as of May 1, 2001 under the 1997 Incentive Stock Option Plan.
(6) 3,618 of the reported shares held jointly with spouse and 605 of the reported shares held in name of majority child living at home.
(7)    1,977 of the reported shares held solely in spouse's name.
(8)    Shares held jointly with spouse.
(9) 6,721 of the reported shares held jointly with spouse; also includes 6,400 shares that Mr. Shelton has the option to purchase as of May 1, 2001 under the 1997 Incentive Stock Option Plan.
(10) 583 of the reported shares held in name of majority children living at home.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

                  The Company's Board is divided into three classes (I, II and III) of directors. The term of office for Class II directors will expire at the Annual Meeting. The four persons named below are being nominated to serve as Class II directors. If elected, the Class II nominees will serve until the 2005 Annual Meeting of Shareholders.

          Alvah P. Bohannon, III is currently a Class II director of the Company. Mr. Bohannon has expressed his intention not to stand for re-election based upon the anticipated relocation of his residence out of the area.

          William F. Overacre is being nominated for election as a new Class II director. Mr. Overacre is a native of Campbell County and has been active in residential and commercial real estate brokerage in the Lynchburg area market for the past thirty years. Mr. Overacre was a director of the former Cooperative Savings Bank in Lynchburg. He currently owns and manages Overacre, Inc., doing business as RE/MAX 1st Olympic.

          The other nominees for election as Class II directors, James E. Burton, IV, James P. Kent, Jr. and Percy 0. Moore, currently serve as directors of the Company and are standing for re-election.

          The persons named in the proxy will vote for the election of the nominees named below unless authority is withheld. The Company's Board believes that the nominees will be available and able to serve as directors, but if any of these persons should not be available or able to serve, the proxies may exercise discretionary authority to vote for a substitute proposed by the Company's Board.

          Certain information concerning the nominees for election at the Annual Meeting is set forth below, as well as certain information about the Class I and Class III directors who will continue in office.

                                                                               Director of
         Name (Age) and                    Principal Occupation                  Company
            Address                          Last Five Years                    Since (1)
            -------                          ---------------                    ---------
Class II Directors (Nominees) (Serving until the 2005 Annual Meeting)

    James E. Burton, IV (45)             Vice President, Operations                1998
       Lynchburg, Virginia            Marvin V. Templeton & Sons, Inc.

     James P. Kent, Jr. (62)                     Partner                           1980
          Hurt, Virginia                       Kent & Kent

       Percy O. Moore (68)                       Retired                           1989
       Altavista, Virginia              Customer Service Supervisor

    William F. Overacre (60)                 President & Owner                      --
         Forest, Virginia        Overacre, Inc., d/b/a RE/MAX 1/st/ Olympic

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES LISTED ABOVE.

Class III Directors (Serving until the 2003 Annual Meeting)

     Warren G. Lowder (48)                     Vice President                      1999
      Altavista, Virginia              Classic Design Furnishings Inc.

   Herman P. Rogers, Jr. (58)                  Plant Manager                       1997
      Altavista, Virginia                   BGF Industries, Inc.

     Carroll E. Shelton (51)                Senior Vice President                  1990
         Hurt, Virginia             The First National Bank of Altavista
                                                    and
                                       Pinnacle Bankshares Corporation

       John L. Waller (58)                   Owner & Operator                      1989
         Hurt, Virginia                     Waller Farms, Inc.

Class I Directors (Serving until the 2004 Annual Meeting)

     A. Willard Arthur (56)                Chairman and Secretary                  1998
       Rustburg, Virginia             Marvin V. Templeton & Sons, Inc.

        John P. Erb (58)                  Assistant Superintendent                 1989
      Altavista, Virginia                 Campbell County Schools

  Robert H. Gilliam, Jr. (56)                President & CEO                       1979
    Lynch Station, Virginia         The First National Bank of Altavista
                                                    and
                                      Pinnacle Bankshares Corporation

    R. B. Hancock, Jr. (51)                 President & Owner                      1994
      Huddleston, Virginia               R.B.H., Inc. d/b/a Napa
                                                Auto Parts

(1) Reflects year that director initially served on the Board of the Bank, the Company's sole subsidiary. Effective May 1, 1997, the Company became the holding company for the Bank.

Meetings and Committees of the Board of Directors

     The Board of Directors conducts its business through meetings of the Company's Board and through committees of the Bank's Board, certain of which are described below. The Company became the holding company for the Bank in May 1997, and currently, the Bank's committees make recommendations to the Company's Board regarding the audit, personnel and nominating functions. During calendar year 2001, the Company's Board of Directors held 5 meetings and the Bank's Board of Directors held 12 meetings. No director attended fewer than 75 percent of the total meetings of the Company's and the Bank's Boards of Directors and the Bank committees on which he or she served during this period.

     Audit Committee. The Bank's Audit Committee meets to review reports of the Bank's internal auditor who reports directly to the Audit Committee and reviews the annual report of the Company's independent auditors. Members of the Audit Committee are Messrs. Lowder (Chair), Bohannon, Hancock, Moore, Burton and Waller, and they met 4 times in 2001. In addition, the Chairman of the Audit Committee held discussions with the Company's independent auditors each quarter prior to the filing of the Company's Form 10-QSBs as required by Statement on Auditing Standards No. 90 (Audit Committee Communications).

     Personnel Committee. The Bank's Personnel Committee reviews officer and employee compensation and employee benefit plans and makes recommendations to the Board concerning such matters. The Personnel Committee makes recommendations as to the employment of officers of the Bank. Members of the Personnel Committee are Messrs. Erb, Hancock, Rogers, Arthur, Lowder, and Gilliam, and they met 3 times in 2001.

     Nominating Committee. The Nominating Committee's duties include consideration of candidates for board election. The Nominating Committee makes a recommendation to the Board concerning candidates for any vacancy that may occur and the entire Board then determines which candidate(s) should be nominated for the shareholders' approval. Members of the Nominating Committee are Messrs. Erb, Burton, Kent, and Gilliam, and they met 2 times in 2001.

     The Board of Directors will accept for consideration shareholders' nominations for directors if made in writing by a shareholder entitled to vote in the election of directors. Such a nomination must include the information required by the Company's bylaws as well as the nominee's written consent to the nomination. Shareholder nominations must be received by the Company's Secretary no later than February 5, 2003, in order to be considered for the next annual election of directors.

Transactions with Management

     Directors and officers of the Bank and persons with whom they are associated have had, and expect to have in the future, banking transactions with the Bank in the ordinary course of their businesses. In the opinion of management of the Bank, all such loans and commitments for loans were made on substantially the same terms, including interest rates, collateral and repayment terms as those prevailing at the same time for comparable transactions with other persons, were made in the ordinary course of business, and do not involve more than a normal risk of collectibility or present other unfavorable features.

Directors' Fees

     All directors of the Company received an annual retainer of $1,000 in 2001. Directors of the Bank received an annual retainer of $4,000 in 2001 and, in addition, the Bank's outside directors received $200 for each committee meeting attended.

Interest of Management in Certain Transactions

     As of December 31, 2001, borrowing by all policy-making officers, directors, principal shareholders and their associates amounted to $2,306,000, or 12% of total capital. The maximum aggregate amount of such indebtedness during 2001 was $3,654,000, or 20% of total year-end capital. These loans were made in the ordinary course of the Bank's business, on the same terms, including interest rates and collateral, as those prevailing at the same time for comparable transactions with others, and do not involve more than the normal risks of collectibility or present other unfavorable features. The Bank expects to have in the future similar banking transactions with officers, directors, principal shareholders and their associates.

                             EXECUTIVE COMPENSATION

     The following table provides information concerning Mr. Gilliam, President and CEO, the only executive officer of the Company whose compensation exceeded $100,000 for any year in the three-year period ended December 31, 2001. All compensation, other than director fees for members of the Company's Board of Directors, was paid by the Bank, the Company's wholly-owned subsidiary.

                           SUMMARY COMPENSATION TABLE

                                                            Long-Term
                                   Annual Compensation    Compensation
                                   -------------------    ------------

  Name and Principal                                         Options          All Other
  ------------------
      Position           Year    Salary($)(1)   Bonus($)   Granted (#)   Compensation ($)(2)
      --------           ----    ------------   --------   -----------   -------------------
Robert H. Gilliam, Jr.   2001       144,125       4,174         -              3,125
President & Chief        2000       135,750      11,813         -              2,945
Executive Officer        1999       129,500      11,250         -              1,364

___________________________

(1) Includes Company and Bank Board retainers of $5,000 in 2001, $4,500 in 2000, and $4,500 in 1999.
(2) Cost (based on IRS uniform cost table) of more than $50,000 of group-term life insurance provided by employer.

Stock Options

     No options were granted to Mr. Gilliam during 2001, 2000, or 1999.

     The following table reflects certain information regarding the exercise of stock options during the year ended December 31, 2001, as well as information with respect to unexercised options held at such date by Mr. Gilliam.

                                                                   Year-End Option Values
                                                                   ----------------------

                                Options Exercised             Number of           Value of Unexercised
                                -----------------
                                                         Unexercised Options         "In the Money"
                              Shares                        at Year End(#)           Options at Year
                           Acquired on       Value          Exercisable/         End($)(1) Exercisable/
      Name                 Exercised(#)    Realized($)      Unexercisable             Unexercisable
      ----                 ------------    -----------      -------------             -------------
Robert H. Gilliam, Jr.          0               0            9,600/2,400              31,200/7,800

____________

(1) Calculated as the difference between the current market value and the exercise price of the options. Assumes a current market value of $13.25 per share, as of December 31, 2001.



Employee Benefit Plans

     Retirement Plan. The Bank maintains a Non-Contributory Defined Benefit Retirement Plan (the "Retirement Plan") covering substantially all employees who have reached the age of 21 and have been fully employed for at least one year. The Retirement Plan, sponsored by the Virginia Bankers Association, provides participants with retirement benefits related to salary and years of credited service. Employees become vested after five plan years of service, and the normal retirement date is the plan anniversary date nearest the employee's 65th birthday. The Retirement Plan does not cover directors who are not active employees. The amount expensed for the Retirement Plan during the year ended December 31, 2001, was $129,528.

     The following table shows the estimated annual retirement benefits payable to employees in the average annual salary and years of service classifications set forth below assuming retirement at the normal retirement age of 65.

ANNUAL RETIREMENT BENEFIT:          First National Bank of Altavista

   Five-Year
 Average Salary                      YEARS OF CREDITED SERVICE
 --------------                      -------------------------
                     10         15         20         25         30         35
                     --         --         --         --         --         --

   $  25,000     $  3,750   $  5,625   $  7,500   $  9,375   $ 11,250   $ 12,188
      40,000        6,525      9,788     13,050     16,313     19,575     21,338
      55,000        9,900     14,850     19,800     24,750     29,700     32,588
      75,000       14,400     21,600     28,800     36,000     43,200     47,588
     100,000       20,025     30,038     40,050     50,063     60,075     66,338
     125,000       25,650     38,475     51,300     64,125     76,950     85,088
     150,000       31,275     46,913     62,550     78,188     93,835    103,838
     175,000       36,900     55,350     73,800     92,250    110,700    122,588
     200,000       42,525     63,788     85,050    106,313    127,575    141,338

     Benefits under the Retirement Plan are based on a straight life annuity assuming full benefit at age 65, no offsets, and covered compensation of $33,000 for a person age 65 in 2001. Compensation for 2001 was limited to $160,000 by the Internal Revenue Code. The estimated annual benefit payable under the Retirement Plan upon retirement is $87,756 for Mr. Gilliam, credited with 40 years of service. Benefits are estimated on the basis that he will continue to receive, until age 65, covered salary in the same amount paid in 2001.

     Profit Sharing/401(k) Plan. The Bank adopted a Defined Contribution Profit Sharing Thrift Plan (the "Thrift Plan") effective January 1, 1997. The Thrift Plan, sponsored by the Virginia Bankers Association, includes a 401(k) savings provision that authorizes a maximum voluntary salary deferral of up to 15% of compensation, subject to statutory limitations. All full-time employees who have reached the age of 21 with at least six months of service are eligible to participate. Contributions and earnings, which are tax-deferred, may be invested in various investment vehicles offered through the Virginia Bankers Association. The profit sharing arrangement allows for employer contributions in such amount, if any, which the Board of Directors shall determine. Employees become 100% vested in any employer contributions that may be made after five plan years of service. The Bank made no contributions to the Thrift Plan for the year ended December 31, 2001.

     Incentive Stock Option Plan. The Company adopted the 1997 Incentive Stock Plan (the "Incentive Plan") effective May 1, 1997. The Incentive Plan makes available up to 50,000 shares of common stock for awards to key employees of the Company and its subsidiaries in the form of stock options, stock appreciation rights, and restricted stock (collectively, "Awards"). The purpose of the Incentive Plan is to promote the success of the Company and its subsidiaries by providing incentives to key employees that will promote the identification of their personal interests with the long-term financial success of the Company and with growth in shareholder value. The Incentive Plan is designed to provide flexibility to the Company in its ability to motivate, attract, and retain the services of key employees upon whose judgment, interest, and special effort the successful conduct of its operation is largely dependent.

     Under the terms of the Incentive Plan, the non-employee directors of the Personnel Committee of the Board of Directors of the Bank (the "Committee") will administer the plan. No director may serve as a member of the Committee if he is eligible to participate in the Incentive Plan or was at any time within one year prior to his appointment to the Committee eligible to participate in the Incentive Plan. The Committee will have the power to determine the key employees to whom Awards shall be made.

     Each Award under the Incentive Plan will be made pursuant to a written agreement between the Company and the recipient of the Award (the "Agreement"). In administering the Incentive Plan, the Committee will have the authority, subject to approval, amendment and modification by the Board of Directors of the Company, to determine the terms and conditions upon which Awards may be made and exercised, to determine terms and provisions of each Agreement, to construe and interpret the Incentive Plan and the Agreements, to establish, amend, or waive rules or regulations for the Incentive Plan's administration, to accelerate the exercisability of any Award, the end of any performance period, or termination of any period of restriction, and to make all other determinations and take all other actions necessary or advisable for the administration of the Incentive Plan.

     The Board may terminate, amend, or modify the Incentive Plan from time to time in any respect without shareholder approval, unless the particular amendment or modification requires shareholder approval under the Internal Revenue Code of 1986, as amended (the "Code"), the rules and regulations under Section 16 of the Securities Exchange Act of 1934 or pursuant to any other applicable laws, rules, or regulations.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Exchange Act requires directors, executive officers and 10% beneficial owners of the Company's common stock to file reports concerning their ownership of common stock. The Company believes that its officers and directors complied with all filing requirements under Section 16(a) of the Securities Exchange Act of 1934 during 2001.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     KPMG LLP, served as the Company's independent public accountants for the year ended December 31, 2001. No accountants have been selected by the Board to act as the Company's independent public accountants for the year ending December 31, 2002. The Board will make that selection later in the year. A representative of KPMG LLP will be present at the Annual Meeting and will be given the opportunity to make a statement and respond to appropriate questions from the shareholders.

     The following table sets forth the amount of audit fees, financial information systems design and implementation fees, and all other fees billed or expected to be billed for services rendered by KPMG LLP, the Company's principal accountant, for the year ended December 31, 2001:

                                                                Amount
                                                             ------------
           Audit fees (1)                                    $     48,250
           Financial information systems design and
                implementation fees (2)                                 -
           All other fees (3)                                       6,500
                                                             ------------

                          Total fees                         $     54,750
                                                             ============


--------------------
   (1) Includes annual financial statement audit and limited quarterly review services.
   (2) No such services were provided by KPMG LLP for the most recent fiscal year.
   (3) Represents income tax services other than those directly related to the audit of the income tax accrual.

     The Audit Committee of the Board of Directors has considered whether the provision of financial information systems design and implementation and other non-audit services is compatible with maintaining KPMG LLP's independence.

                             AUDIT COMMITTEE REPORT

     The Audit Committee of the Board of Directors, which consists entirely of directors who meet the independence requirements of the National Association of Securities Dealers' listing standards, has furnished the following report:

     The Audit Committee (the "Committee") reviews the Company's financial reporting process on behalf of the Board. The role and responsibilities of the Committee are set forth in a written Charter adopted by the Board. Management has the primary responsibility for the consolidated financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with accounting principles generally accepted in the United States of America and to issue a report thereon. The Committee monitors these processes.

     In this context, the Committee met and held discussions with management and the independent auditors. Management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Committee reviewed and discussed the consolidated financial statements with management and the independent auditors. The independent auditors also discussed with the Committee the matters required to be communicated by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

     In addition, the independent auditors discussed with the Committee their judgments about the quality, not just the acceptability, of the Company's accounting principles and underlying estimates in the Company's consolidated financial statements as required by Statement on Auditing Standards No. 90 (Audit Committee Communications).

     The independent auditors also discussed with the Committee the auditors' independence from the Company and its management, and the independent auditors provided to the Committee the written disclosures and letter required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

     The Committee also discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Committee met with the internal and independent auditors, with and without management present, to discuss the results of their examinations, the evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

     Based on the reviews and discussions referred to above, the Committee recommended to the Board of Directors, and the Board of Directors has approved, that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2001, for filing with the Securities and Exchange Commission.

                                      Audit Committee Members

                                      Warren G. Lowder - Chair
                                      A.P. Bohannon, III
                                      James E. Burton, IV
                                      R.B. Hancock, Jr.
                                      Percy O. Moore
                                      John L. Waller


                                 OTHER BUSINESS

     As of the date of this Proxy Statement, management of the Company has no knowledge of any matters to be presented for consideration at the Annual Meeting other than those referred to above. If any other matters properly come before the Annual Meeting, the persons named in the accompanying proxy intend to vote such proxy, to the extent entitled, in accordance with their best judgment.

                  SHAREHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

     In accordance with the Company's bylaws, proposals of shareholders intended to be presented at the 2003 Annual Meeting (other than director nominations) must be received by the Company no later than November 7, 2002. Under applicable law and in accordance with the Company's bylaws, the Board of Directors need not include an otherwise appropriate shareholder proposal (including any shareholder nominations for director candidates) in its proxy statement or form of proxy for that meeting unless the proposal is received by the Company's Secretary, at the Company's principal office in Altavista, Virginia, on or before the date set forth above.


                                 By Order of the Board of Directors

                                 /s/ Bryan M. Lemley
                                 Bryan M. Lemley
                                 Secretary

Altavista, Virginia
March 7, 2002

     A copy of the Company's Annual Report on Form 10-KSB Report (including exhibits) as filed with the Securities and Exchange Commission for the year ended December 31, 2001, will be furnished without charge to shareholders upon written request directed to the Company's Secretary as set forth on the first page of this Proxy Statement.

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
[X] PLEASE MARK VOTES                             REVOCABLE PROXY
    AS IN THIS EXAMPLE                    PINNACLE BANKSHARES CORPORATION
                  ANNUAL MEETING OF STOCKHOLDERS                     1. To elect four Class II directors             With-  For All
                            APRIL 9, 2002                               for three-year terms (Proposal 1):      For  hold   Except
                                                                                                                [_]   [_]    [_]
  The undersigned shareholder of Pinnacle Bankshares Corporation        Nominees:
(the "Corporation") hereby appoints E.H. Frazier, Jr., Henry
S. Pittard and Robert I. Steele as proxies, such persons being duly     James E. Burton IV, James P. Kent Jr., Percy O. Moore, and
appointed by the Board of Directors with the power to appoint an        William F. Overacre
appropriate substitute, to cast all votes that the undersigned
shareholder is entitled to cast the annual meeting of shareholders   INSTRUCTION: To withhold authority to vote for any individual
(the "Annual Meeting") to be held at 11:30 a.m. Eastern Time, on     nominee(s), mark "For All Except" and write the name of the
Tuesday, April 9, 2002, at the Fellowship Hall of Altavista          nominee(s) in the space provided below.
Presbyterian Church, located at 707 Broad Street, Altavista,
Virginia and at any adjournments there of upon the following         ---------------------------------------------------------------
matters. The undersigned shareholder hereby revokes any proxy or
proxies heretofore given.                                            2. The Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any
                                                                        adjournments of the meeting in accordance with the
                                                                        determination of a majority of the Corporation's Board of
                                                                        Directors.

                                                                     Please check box if you plan to attend the     [_]
                                                                     April 9, 2002 Annual Stockholders Meeting.

                                                                     Number Attending -- [_]

                                                                       The proxy will be voted as directed by the undersigned
                                                                     shareholder. Unless contrary direction is given, this proxy will be voted FOR the election of the nominees listed in
                                       --------------------------    Proposal 1, and in accordance with the determination of a
  Please be sure to sign and date          Date                      majority of the Board of Directors as to any other matters. The
    this Proxy in the box below.                                     undersigned shareholder may revoke this proxy at any time
-----------------------------------------------------------------    before it is voted by delivering to the Secretary of the
                                                                     Corporation either a written revocation of the proxy or a duly executed proxy bearing a later date, or by appearing at the
                                                                     Annual Meeting and voting in person. The undersigned
--Stockholder sign above---------Co-holder (if any) sign above---    shareholder hereby acknowledges receipt of the Notice of Annual
                                                                     Meeting and Proxy Statement.


                          .   Detach above card, sign, date and mail in postage paid envelope provided.  .

                                                   PINNACLE BANKSHARES CORPORATION

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  Please date and sign exactly as your name(s) appear(s) hereon. Each executor, administrator, trustee, guardian, attorney-in-fact and any other fiduciary should sign and indicate his or her full title. When stock has been issued in the name of two or more persons, all should sign.

                                                         PLEASE ACT PROMPTLY
                                               SIGN, DATE & MAIL YOUR PROXY CARD TODAY


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IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE
ENVELOPE PROVIDED.

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